Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Alan Gershenhorn, Chief Executive Officer and Chairman of Logistics Innovation Technologies Corp. (the “Company”), hereby certify, that, to my knowledge:

1.	the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	/s/ Alan Gershenhorn
Alan Gershenhorn
Chief Executive Officer and Chairman
(Principal Executive Officer)